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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 28, 2004

                 CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2004-
                 AB1).

                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                       333-109272             95-4596514
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(State of Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
        Incorporation)                                      Identification No.)

                 4500 Park Granada
               Calabasas, California                 91302
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               (Address of Principal               (Zip Code)
                 Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))


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Item 8.01.  Other Events.
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     The consolidated financial statements of Ambac Assurance Corporation
("Ambac") and subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission")) on March 15, 2004; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004); the unaudited consolidated financial statements of Ambac and subsidiaries as of June 30, 2004 and for the periods ending June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Commission on August 9, 2004) and the Current Reports on Form 8-K filed with the Commission on April 22, 2004, July 22, 2004 and August 20, 2004, as they related to Ambac, are hereby incorporated by reference in (i) the registration statement and, (ii) the prospectus supplement.

Item 9.01. Financial Statements and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.   Description
     -----------   -----------

     23.1 Consent of Independent Registered Public Accounting Firm of Ambac Assurance Corporation



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*     Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-AB1.


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


                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.




                                    By: /s/ Celia Coulter
                                        -----------------------
                                    Celia Coulter
                                    Vice President


Dated: September 28, 2004



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

                                 Exhibit Index
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Exhibit
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23.1     Consent of KPMG LLP, Independent Registered Public Accounting Firm
         of Ambac Assurance Corporation



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